Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Fourth Quarter 2018 Financial Results

Fourth Quarter 2018 Net Revenue of $87.6 million
Carlsbad, Calif. – February 5, 2019 – MaxLinear, Inc. (NYSE: MXL), a leading provider of RF, analog and mixed-signal integrated circuits for the connected home, and industrial and multi-market applications, today announced financial results for the fourth quarter ended December 31, 2018.

Fourth Quarter Financial Highlights
GAAP basis:

•	Net revenue was $87.6 million, up 3% sequentially, and down 23% year-on-year.

•	GAAP gross margin was 52.4%, compared to 51.6% in the prior quarter, and 45.8% in the year-ago quarter.

•
GAAP operating expenses were $56.6 million in the fourth quarter 2018, or 65% of net revenue, compared to $56.4 million in the prior quarter, or 66% of net revenue, and $57.8 million in the year-ago quarter, or 51% of net revenue.

•	GAAP loss from operations was 12% of revenue, compared to loss from operations of 15% in the prior quarter, and loss from operations of 5% in the year-ago quarter.

•
Net cash flow provided by operating activities of $24.2 million, compared to cash flow provided by operations of $30.7 million in the prior quarter and cash flow provided by operating activities of $21.7 million in the year-ago quarter.

•
GAAP income tax benefit was $14.0 million, which included a $11.3 million discrete tax benefit for a reduction in the valuation allowance on certain loss carryforwards as provisional estimates for the effects of the 2017 Tax Act were finalized, compared to an income tax benefit of $2.1 million in the prior quarter, and income tax provision of $9.0 million in the year-ago quarter.

•	GAAP net income was $0.3 million, compared to net loss of $13.9 million in the prior quarter, and net loss of $19.4 million in the year-ago quarter.

•	GAAP diluted earnings per share was $0.00, compared to diluted loss per share of $0.20 in the prior quarter, and diluted loss per share of $0.29 in the year-ago quarter.
Non-GAAP basis:

•	Non-GAAP gross margin was 62.7%. This compares to 62.5% in the prior quarter, and 62.0% in the year-ago quarter.

•	Non-GAAP operating expenses were $36.7 million, or 42% of revenue, compared to $35.6 million or 42% of revenue in the prior quarter, and $38.3 million or 34% of revenue in the year-ago quarter.

•	Non-GAAP income from operations was 21% of revenue, compared to 21% in the prior quarter, and 28% in the year-ago quarter.

•	Non-GAAP effective tax rate was 7% of non-GAAP pre-tax income, compared to 7% in the prior quarter, and 4% in the year-ago quarter.

•	Non-GAAP net income was $14.2 million, compared to $13.2 million in the prior quarter, and $26.3 million in the year-ago quarter.

•	Non-GAAP diluted earnings per share was $0.20, compared to diluted earnings per share of $0.19 in the prior quarter, and diluted earnings per share of $0.38 in the year-ago quarter.

Recent Business Highlights

•	Successfully validated the functionality of the Telluride products in 400Gbps mode through interoperability testing of Telluride PAM4 DSPs with Innovium's 12.8 Tbps TERALYNX Switch ASIC.

•
Announced the integration of AirPHY multi-gigabit modem technology into Zinwell's 3rd generation ZRA-003 device, which can transfer power and gigabit data through glass windows and walls up to 20cm thick.

•	G.hn home networking solutions with Comtrend selected by Chunghwa Telecom to deliver gigabit-class service to their subscribers in Taiwan.

•	Announced collaboration with Intel and cable industry leaders to enable 10 Gigabit ready gateway platforms.

•	G.hn Wave-2 technology selected by Zinwell for new family of home networking products.

Management Commentary
“In the fourth quarter, our business performed well overall, highlighted by strong sequential revenue growth from our Infrastructure category. More specifically, in 2018, our wireless backhaul infrastructure business recorded nearly 50% growth. Our Connected Home business also delivered on the beginning of an anticipated recovery, which is now in its early stages. The Industrial and Multi-market business, as expected, was soft, which we believe reflects an overall industry slowdown. These results yielded GAAP net revenue of $87.6 million and net cash flows from operating activities of $24.2 million. These strong operating cash flows enabled us to pre-pay $15.0 million towards our outstanding term-loan debt, which further reduced our net leverage ratio to approximately 1.75 at the end of the fourth quarter,” commented Kishore Seendripu, Ph.D., Chairman and CEO.
“As we begin 2019, we are very excited about the positive early customer feedback regarding the new products launching this year which address the large communications Infrastructure market. Specifically, we have launched our 400G PAM4 DSP plus integrated driver and TIA system solution targeting high speed interconnect data center deployments in the second half of 2019 and our new wireless radio-transceiver targeting the 5G massive MIMO wireless opportunity, slated for sampling in the first half of 2019. These key infrastructure product launches combined with the aforementioned strength in our wireless backhaul business and the beginning of the recovery of our broadband business provide us confidence in our ability to realize our strong mid-term and long-term growth aspirations. Our technology leadership, along with our continued operating expense discipline, strongly position us to be able to navigate a turbulent market environment while supporting our long-term growth initiatives,” continued Dr. Seendripu.

First Quarter 2019 Business Outlook
The company expects revenue in the first quarter 2019 to be approximately $82 million to $87 million, and also estimates the following:

•	GAAP gross margin of approximately 52.5% to 53.5%;

•	Non-GAAP gross margin of approximately 63.0% to 64.0%;

•	GAAP operating expenses of approximately $56.0 million to $56.5 million; and

•	Non-GAAP operating expenses of approximately $36.0 million to $36.5 million.

Webcast and Conference Call
MaxLinear will host its fourth quarter financial results conference call today, February 5, 2019 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at http://investors.maxlinear.com, and will be archived and available after the call at http://investors.maxlinear.com until February 19, 2019. A replay of the conference call will also be available until February 19, 2019 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13686233.

Cautionary Note Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including our current guidance for first quarter 2019 revenue, gross margins, and operating expense and statements concerning expectations of potential developments in our target markets, including management’s views with respect to trends in our DOCSIS and Connected Home markets. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. Risks and uncertainties affecting our business and future operating results include, without limitation, intense competition in our industry; our dependence on a limited number of customers for a substantial portion of our revenues; uncertainties concerning how end user markets for our products will develop, including in particular new markets we are entering but also existing markets such as cable; potential uncertainties arising from continued consolidation among cable television and satellite operators in our target markets and continued consolidation among competitors within the semiconductor industry generally; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products, particularly as we seek to expand outside of our historic markets; potential decreases in average selling prices for our products; risks relating to intellectual property protection and the prevalence of intellectual property litigation in our industry; the impact on our financial condition of the indebtedness arising from the Exar transaction; our reliance on a limited number of third party manufacturers; and our lack of long-term supply contracts and dependence on limited sources of supply.
In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, and our Current Reports on Form 8-K, as well as the information to be set forth under the caption “Risk Factors” in MaxLinear’s Annual Report on Form 10-K for the year ended December 31, 2018, which we expect to file shortly. All forward-looking statements are based on the estimates, projections and assumptions of management as of February 5, 2019, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures
To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, operating expenses, operating expenses as a percentage of revenue, income from operations as percentage of revenue, pre-tax margins, effective tax rate, net income and diluted earnings per share. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) accruals related to our performance based bonus plan for 2018, which we currently intend to settle in shares of our common stock; (iii) accruals related to our performance based bonus plan for 2017, which we settled in shares of common stock in 2018; (iv) amortization of purchased intangible assets and inventory step up; (v) depreciation of fixed assets step-up; (vi) acquisition and integration costs related to 2017 acquisitions; (vii) professional fees and settlement costs related to our previously disclosed IP and commercial litigation matters; (viii) impairment losses on acquired intangible assets; (ix) severance and other restructuring charges; and (x) non-cash income tax benefits and expenses and effects of the Tax Act. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.
We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.
The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear.

Bonuses under our executive and non-executive bonus programs have been excluded from our non-GAAP net income for all periods reported. Bonus payments for the 2017 performance periods were settled through the issuance of shares of common stock under our equity incentive plans in February 2018. We currently expect that bonus awards under our fiscal 2018 program will be settled in common stock in the first quarter of fiscal 2019. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.
Expenses incurred in relation to acquisitions include amortization of purchased intangible assets and step-up of inventory to fair value, depreciation of step-up of property and equipment to fair value, acquisition and integration costs primarily consisting of professional and consulting fees.
Restructuring charges incurred are related to our restructuring plans which address issues primarily relating to the integration of the Company and acquired businesses or internal operations and primarily include severance and restructuring costs related to exiting certain facilities.
Expenses incurred in relation to our intellectual property and commercial litigation include professional fees incurred.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable. Effects of the Tax Act were excluded from Non-GAAP effective tax rate.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, particularly related to stock-based compensation and its related tax effects as well as potential impairments, we have not provided a reconciliation for non-GAAP guidance provided for the first quarter 2019.
About MaxLinear, Inc.

MaxLinear, Inc. (NYSE:MXL) is a leading provider of radio frequency (RF), analog and mixed-signal integrated circuits for the connected home, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.
MaxLinear, Inc. Investor Relations Contact:
Steven Litchfield
Tel: 949-333-0080
slitchfield@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	December 31, 2018	September 30, 2018	December 31, 2017
Net revenue	$87,627	$85,010	$113,721
Cost of net revenue	41,727	41,134	61,628
Gross profit	45,900	43,876	52,093
Operating expenses:
Research and development	29,667	29,047	30,116
Selling, general and administrative	25,208	24,963	26,843
Impairment losses	—	2,198	—
Restructuring charges	1,737	236	800
Total operating expenses	56,612	56,444	57,759
Loss from operations	(10,712)	(12,568)	(5,666)
Interest income	24	17	14
Interest expense	(3,194)	(3,473)	(4,044)
Other income (expense), net	229	39	(793)
Total interest and other expense, net	(2,941)	(3,417)	(4,823)
Loss before income taxes	(13,653)	(15,985)	(10,489)
Income tax provision (benefit)	(13,964)	(2,050)	8,959
Net income (loss)	$311	$(13,935)	$(19,448)
Net income (loss) per share:
Basic	$—	$(0.20)	$(0.29)
Diluted	$—	$(0.20)	$(0.29)
Shares used to compute net income (loss) per share:
Basic	69,186	68,742	67,147
Diluted	71,267	68,742	67,147

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Years Ended
	December 31, 2018	December 31, 2017
Net revenue	$384,997	$420,318
Cost of net revenue	176,223	212,355
Gross profit	208,774	207,963
Operating expenses:
Research and development	120,046	112,279
Selling, general and administrative	101,789	105,831
Impairment losses	2,198	2,000
Restructuring charges	3,838	9,524
Total operating expenses	227,871	229,634
Loss from operations	(19,097)	(21,671)
Interest income	78	274
Interest expense	(14,255)	(10,378)
Other income (expense), net	422	(2,223)
Total interest and other expense, net	(13,755)	(12,327)
Loss before income taxes	(32,852)	(33,998)
Income tax benefit	(6,653)	(24,811)
Net loss	$(26,199)	$(9,187)
Net loss per share:
Basic	$(0.38)	$(0.14)
Diluted	$(0.38)	$(0.14)
Shares used to compute net loss per share:
Basic	68,490	66,252
Diluted	68,490	66,252

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	December 31, 2018	September 30, 2018	December 31, 2017
Operating Activities
Net income (loss)	$311	$(13,935)	$(19,448)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization and depreciation	19,125	19,767	20,236
Impairment losses	—	2,198	—
Amortization of inventory step-up	—	—	9,715
Amortization of debt issuance costs and discount	287	287	287
Stock-based compensation	7,999	7,940	7,770
Deferred income taxes	(8,827)	304	16,650
(Gain) loss on disposal of property and equipment	430	—	(33)
(Gain) loss on foreign currency	(268)	(184)	738
Excess tax benefits on stock-based awards	(820)	(93)	(1,961)
Impairment of leasehold improvements	35	—	—
Changes in operating assets and liabilities:
Accounts receivable	(867)	25,016	9,492
Inventory	19	2,581	543
Prepaid expenses and other assets	1,905	712	(424)
Accounts payable, accrued expenses and other current liabilities	648	(10,606)	(2,494)
Accrued compensation	2,387	2,671	1,351
Deferred revenue and deferred profit	—	—	(12,862)
Accrued price protection liability	2,036	(5,662)	(6,658)
Other long-term liabilities	(227)	(275)	(1,159)
Net cash provided by operating activities	24,173	30,721	21,743
Investing Activities
Purchases of property and equipment	(1,412)	(1,609)	(3,070)
Proceeds from sale of property and equipment	—	—	30
Net cash used in investing activities	(1,412)	(1,609)	(3,040)
Financing Activities
Repayment of debt	(15,000)	(35,000)	(20,000)
Net proceeds from issuance of common stock	2,732	91	2,960
Minimum tax withholding paid on behalf of employees for restricted stock units	(2,606)	(1,178)	(1,718)
Net cash used in financing activities	(14,874)	(36,087)	(18,758)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,939)	103	371
Increase (decrease) in cash, cash equivalents and restricted cash	5,948	(6,872)	316
Cash, cash equivalents and restricted cash at beginning of period	68,243	75,115	74,096
Cash, cash equivalents and restricted cash at end of period	$74,191	$68,243	$74,412

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Years Ended
	December 31, 2018	December 31, 2017
Operating Activities
Net loss	$(26,199)	$(9,187)
Adjustments to reconcile net loss to cash provided by operating activities:
Amortization and depreciation	79,027	66,738
Impairment losses	2,198	2,000
Provision for losses on accounts receivable	—	133
Accretion of investment discounts, net	—	(60)
Amortization of inventory step-up	—	25,557
Amortization of debt issuance costs and discount	1,148	763
Stock-based compensation	31,721	32,668
Deferred income taxes	(12,144)	(31,767)
Loss on disposal of property and equipment	430	168
Loss on sale of available-for-sale securities	—	38
(Gain) loss on foreign currency	(809)	2,153
Excess tax benefits on stock-based awards	(2,028)	(8,559)
Impairment of leasehold improvements	735	—
Changes in operating assets and liabilities:
Accounts receivable	6,595	(4,377)
Inventory	11,696	(1,788)
Prepaid expenses and other assets	5,833	1,272
Accounts payable, accrued expenses and other current liabilities	1,161	(1,918)
Accrued compensation	8,961	1,567
Deferred revenue and deferred profit	(138)	(1,629)
Accrued price protection liability	(5,117)	6,395
Other long-term liabilities	(381)	(5,103)
Net cash provided by operating activities	102,689	75,064
Investing Activities
Purchases of property and equipment	(7,825)	(7,468)
Proceeds from sale of property and equipment	—	30
Purchases of intangible assets	—	(5,378)
Cash used in acquisition, net of cash acquired	—	(473,304)
Purchases of available-for-sale securities	—	(30,577)
Maturities of available-for-sale securities	—	84,546
Net cash used in investing activities	(7,825)	(432,151)
Financing Activities
Proceeds from issuance of debt	—	416,846
Repayment of debt	(93,000)	(70,000)
Repurchases of common stock	—	(334)
Net proceeds from issuance of common stock	6,839	12,052
Minimum tax withholding paid on behalf of employees for restricted stock units	(7,623)	(11,543)
Net cash provided by (used in) financing activities	(93,784)	347,021
Effect of exchange rate changes on cash and cash equivalents	(1,301)	1,582
Decrease in cash, cash equivalents and restricted cash	(221)	(8,484)
Cash, cash equivalents and restricted cash at beginning of period	74,412	82,896
Cash, cash equivalents and restricted cash at end of period	$74,191	$74,412

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2018	September 30, 2018	December 31, 2017
Assets
Current assets:
Cash and cash equivalents	$73,142	$67,185	$71,872
Short-term restricted cash	645	349	1,476
Accounts receivable, net	59,491	58,633	66,099
Inventory	41,738	41,757	53,434
Prepaid expenses and other current assets	5,595	6,329	8,423
Total current assets	180,611	174,253	201,304
Long-term restricted cash	404	709	1,064
Property and equipment, net	18,404	19,413	22,658
Intangible assets, net	244,900	261,813	315,045
Goodwill	238,330	238,330	237,992
Deferred tax assets	51,518	42,691	39,878
Other long-term assets	4,664	4,935	6,921
Total assets	$738,831	$742,144	$824,862

Liabilities and stockholders’ equity
Current liabilities	$70,567	$66,464	$76,386
Long-term debt	255,757	270,470	347,609
Other long-term liabilities	12,571	12,816	13,443
Total stockholders’ equity	399,936	392,394	387,424
Total liabilities and stockholders’ equity	$738,831	$742,144	$824,862

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	December 31, 2018	September 30, 2018	December 31, 2017
GAAP gross profit	$45,900	$43,876	$52,093
Stock-based compensation	132	131	101
Performance based equity	56	53	35
Amortization of inventory step-up	—	—	9,715
Amortization of purchased intangible assets	8,875	8,969	8,465
Depreciation of fixed asset step-up	—	95	112
Non-GAAP gross profit	54,963	53,124	70,521

GAAP R&D expenses	29,667	29,047	30,116
Stock-based compensation	(4,399)	(4,726)	(4,349)
Performance based equity	(1,254)	(1,517)	(1,031)
Amortization of purchased intangible assets	—	—	(97)
Depreciation of fixed asset step-up	(76)	(321)	(297)
Non-GAAP R&D expenses	23,938	22,483	24,342

GAAP SG&A expenses	25,208	24,963	26,843
Stock-based compensation	(3,481)	(3,070)	(3,105)
Performance based equity	(948)	(785)	(937)
Amortization of purchased intangible assets	(7,994)	(7,994)	(8,760)
Depreciation of fixed asset step-up	(2)	(12)	(20)
Acquisition and integration costs	—	—	(54)
IP litigation costs, net	(3)	(19)	(38)
Non-GAAP SG&A expenses	12,780	13,083	13,929

GAAP Impairment losses	—	2,198	—
Impairment losses	—	(2,198)	—
Non-GAAP Impairment losses	—	—	—

GAAP restructuring expenses	1,737	236	800
Restructuring charges	(1,737)	(236)	(800)
Non-GAAP restructuring expenses	—	—	—

GAAP loss from operations	(10,712)	(12,568)	(5,666)
Total non-GAAP adjustments	28,957	30,126	37,916
Non-GAAP income from operations	18,245	17,558	32,250

GAAP and non-GAAP interest and other income (expense), net	(2,941)	(3,417)	(4,823)

GAAP loss before income taxes	(13,653)	(15,985)	(10,489)
Total non-GAAP adjustments	28,957	30,126	37,916
Non-GAAP income before income taxes	15,304	14,141	27,427

GAAP income tax provision (benefit)	(13,964)	(2,050)	8,959
Adjustment for non-cash tax benefits/expenses and effects of the Tax Act	15,035	3,040	(7,853)
Non-GAAP income tax provision	1,071	990	1,106

GAAP net income (loss)	311	(13,935)	(19,448)
Total non-GAAP adjustments before income taxes	28,957	30,126	37,916
Less: total tax adjustments	15,035	3,040	(7,853)
Non-GAAP net income	$14,233	$13,151	$26,321

Shares used in computing non-GAAP basic net income per share	69,186	68,742	67,147
Shares used in computing non-GAAP diluted net income per share	71,267	70,634	70,175
Non-GAAP basic net income per share	$0.21	$0.19	$0.39
Non-GAAP diluted net income per share	$0.20	$0.19	$0.38

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Years Ended
	December 31, 2018	December 31, 2017
GAAP gross profit	$208,774	$207,963
Stock-based compensation	489	332
Performance based equity	234	139
Amortization of inventory step-up	—	25,557
Amortization of purchased intangible assets	35,781	25,316
Depreciation of fixed asset step-up	303	337
Deferred profit eliminated in purchase price accounting	—	4,682
Non-GAAP gross profit	245,581	264,326

GAAP R&D expenses	120,046	112,279
Stock-based compensation	(17,953)	(16,190)
Performance based equity	(5,208)	(4,001)
Amortization of purchased intangible assets	—	(386)
Depreciation of fixed asset step-up	(1,050)	(1,618)
Non-GAAP R&D expenses	95,835	90,084

GAAP SG&A expenses	101,789	105,831
Stock-based compensation	(13,279)	(11,016)
Performance based equity	(3,512)	(2,514)
Amortization of purchased intangible assets	(31,976)	(28,827)
Depreciation of fixed asset step-up	(36)	(106)
Acquisition and integration costs	—	(10,062)
IP litigation costs, net	(83)	(272)
Non-GAAP SG&A expenses	52,903	53,034

GAAP impairment losses	2,198	2,000
Impairment losses	(2,198)	(2,000)
Non-GAAP impairment losses	—	—

GAAP restructuring expenses	3,838	9,524
Restructuring charges	(3,838)	(9,524)
Non-GAAP restructuring expenses	—	—

GAAP loss from operations	(19,097)	(21,671)
Total non-GAAP adjustments	115,940	142,879
Non-GAAP income from operations	96,843	121,208

GAAP and non-GAAP interest and other income (expense), net	(13,755)	(12,327)

GAAP loss before income taxes	(32,852)	(33,998)
Total non-GAAP adjustments	115,940	142,879
Non-GAAP income before income taxes	83,088	108,881

GAAP income tax benefit	(6,653)	(24,811)
Adjustment for non-cash tax benefits/expenses and effects of the Tax Act	12,469	32,433
Non-GAAP income tax provision	5,816	7,622

GAAP net loss	(26,199)	(9,187)
Total non-GAAP adjustments before income taxes	115,940	142,879
Less: total tax adjustments	12,469	32,433
Non-GAAP net income	$77,272	$101,259

Shares used in computing non-GAAP basic net income per share	68,490	66,252
Shares used in computing non-GAAP diluted net income per share	70,709	69,665
Non-GAAP basic net income per share	$1.13	$1.53
Non-GAAP diluted net income per share	$1.09	$1.45

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended
	December 31, 2018	September 30, 2018	December 31, 2017
GAAP gross profit	52.4%	51.6%	45.8%
Stock-based compensation	0.2%	0.2%	0.1%
Performance based equity	0.1%	0.1%	—%
Amortization of inventory step-up	—%	—%	8.5%
Amortization of purchased intangible assets	10.1%	10.6%	7.4%
Depreciation of fixed asset step-up	—%	0.1%	0.2%
Non-GAAP gross profit	62.7%	62.5%	62.0%

GAAP R&D expenses	33.9%	34.2%	26.5%
Stock-based compensation	(5.0)%	(5.6)%	(3.8)%
Performance based equity	(1.4)%	(1.8)%	(1.0)%
Amortization of purchased intangible assets	—%	—%	(0.1)%
Depreciation of fixed asset step-up	(0.1)%	(0.5)%	(0.2)%
Non-GAAP R&D expenses	27.3%	26.4%	21.4%

GAAP SG&A expenses	28.8%	29.4%	23.6%
Stock-based compensation	(4.0)%	(3.6)%	(2.7)%
Performance based equity	(1.1)%	(0.9)%	(1.0)%
Amortization of purchased intangible assets	(9.1)%	(9.4)%	(7.7)%
Depreciation of fixed asset step-up	—%	—%	—%
Acquisition and integration costs	—%	—%	—%
IP litigation costs, net	—%	—%	—%
Non-GAAP SG&A expenses	14.6%	15.4%	12.2%

GAAP Impairment losses	—%	2.6%	—%
Impairment losses	—%	(2.6)%	—%
Non-GAAP Impairment losses	—%	—%	—%

GAAP restructuring expenses	2.0%	0.3%	0.7%
Restructuring charges	(2.0)%	(0.3)%	(0.7)%
Non-GAAP restructuring expenses	—%	—%	—%

GAAP loss from operations	(12.2)%	(14.8)%	(5.0)%
Total non-GAAP adjustments	33.0%	35.4%	33.3%
Non-GAAP income from operations	20.8%	20.7%	28.3%

GAAP and non-GAAP interest and other income (expense), net	(3.4)%	(4.0)%	(4.2)%

GAAP loss before income taxes	(15.6)%	(18.8)%	(9.2)%
Total non-GAAP adjustments before income taxes	33.0%	35.4%	33.3%
Non-GAAP income before income taxes	17.5%	16.6%	24.1%

GAAP income tax provision (benefit)	(15.9)%	(2.4)%	7.9%
Adjustment for non-cash tax benefits/expenses and the effects of the Tax Act	17.2%	3.6%	(7.0)%
Non-GAAP income tax provision	1.2%	1.2%	0.9%

GAAP net income (loss)	0.4%	(16.4)%	(17.1)%
Total non-GAAP adjustments before income taxes	33.0%	35.4%	33.3%
Less: total tax adjustments	17.2%	3.6%	(7.0)%
Non-GAAP net income	16.2%	15.5%	23.1%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Years Ended
	December 31, 2018	December 31, 2017
GAAP gross profit	54.2%	49.5%
Stock-based compensation	0.1%	0.1%
Performance based equity	0.1%	—%
Amortization of inventory step-up	—%	6.0%
Amortization of purchased intangible assets	9.3%	6.0%
Depreciation of fixed asset step-up	0.1%	0.2%
Deferred profit eliminated in purchase price accounting	—%	1.1%
Non-GAAP gross profit	63.8%	62.9%

GAAP R&D expenses	31.2%	26.7%
Stock-based compensation	(4.7)%	(3.9)%
Performance based equity	(1.4)%	(1.0)%
Amortization of purchased intangible assets	—%	(0.1)%
Depreciation of fixed asset step-up	(0.3)%	(0.3)%
Non-GAAP R&D expenses	24.9%	21.4%

GAAP SG&A expenses	26.4%	25.2%
Stock-based compensation	(3.4)%	(2.6)%
Performance based equity	(0.9)%	(0.6)%
Amortization of purchased intangible assets	(8.3)%	(6.9)%
Depreciation of fixed asset step-up	—%	—%
Acquisition and integration costs	—%	(2.4)%
IP litigation costs, net	—%	(0.1)%
Non-GAAP SG&A expenses	13.7%	12.6%

GAAP Impairment losses	0.6%	0.5%
Impairment losses	(0.6)%	(0.5)%
Non-GAAP Impairment losses	—%	—%

GAAP restructuring expenses	1.0%	2.3%
Restructuring charges	(1.0)%	(2.3)%
Non-GAAP restructuring expenses	—%	—%

GAAP loss from operations	(5.0)%	(5.2)%
Total non-GAAP adjustments	30.1%	34.0%
Non-GAAP income from operations	25.2%	28.8%

GAAP and non-GAAP interest and other income (expense), net	(3.6)%	(2.9)%

GAAP loss before income taxes	(8.5)%	(8.1)%
Total non-GAAP adjustments before income taxes	30.1%	34.0%
Non-GAAP income before income taxes	21.6%	25.9%

GAAP income tax benefit	(1.7)%	(5.9)%
Adjustment for non-cash tax benefits/expenses and the effects of the Tax Act	3.2%	7.7%
Non-GAAP income tax provision	1.5%	1.8%

GAAP net loss	(6.8)%	(2.2)%
Total non-GAAP adjustments before income taxes	30.1%	34.0%
Less: total tax adjustments	3.2%	7.7%
Non-GAAP net income	20.1%	24.1%